Exhibit 10.1

SECOND AMENDMENT TO SPONSOR AGREEMENT

THIS SECOND AMENDMENT TO SPONSOR AGREEMENT (this “Amendment”), dated as of October 15, 2021 (the “Effective Date”), is entered into by and among Yucaipa Acquisition Manager, LLC, a Delaware limited liability company (the “Sponsor”), Yucaipa Acquisition Corporation, a Cayman Islands exempted company (“Yucaipa”), SIGNA Sports United GmbH, a German limited liability company (the “Company”), Signa Sports United B.V., a Dutch private limited liability company, to be converted into a public limited liability company and renamed Signa Sports United N.V. promptly following the Share Exchange (“TopCo”), and Ronald W. Burkle, Ira Tochner, Christel Sicé and Yusef Jackson (such individuals, collectively, the “Insiders” and together with the Sponsor, the “Sponsor Insider Parties”). The Sponsor, Yucaipa, the Company, TopCo and the Insiders shall be referred to herein from time to time collectively as the “Parties” and individually as a “Party”. Capitalized terms used but not otherwise defined in this Amendment shall have respective meanings ascribed to such terms in the Sponsor Agreement (as defined below).

RECITALS

WHEREAS, the Sponsor, Yucaipa, the Company, TopCo and the Sponsor Insider Parties are party to that certain Sponsor Agreement, dated as of June 10, 2021 (as amended, the “Sponsor Agreement”);

WHEREAS, Yucaipa, the Company, TopCo, Olympics I Merger Sub, LLC, a Cayman Islands limited liability company, and Signa International Sports Holding GMBH, a German limited liability company (“SISH”), are party to that certain Business Combination Agreement, dated as of June 10, 2021 (as amended, the “Business Combination Agreement”);

WHEREAS, concurrently with the execution and delivery of this Amendment, Yucaipa, the Company and SISH have entered into that certain second amendment to the Business Combination Agreement (the “Business Combination Agreement Second Amendment”); and

WHEREAS, in connection with the execution and delivery of the Business Combination Agreement Second Amendment and the transactions contemplated thereby, the Parties wish to amend the Sponsor Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Defined Terms and Rules of Interpretation. Except as otherwise expressly provided herein, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Sponsor Agreement after giving effect to this Amendment.

2.	Amendment. Effective as of the Effective Date:

(a)	Section 3(b) is hereby amended and restated in its entirety as follows:

Each Sponsor and Insider Party agrees that, for a period from the Closing Date through the date that is 180 days thereafter, it shall not, and shall cause its Affiliates not to, Transfer, or enter into any contract, option derivative, hedging or other agreement or arrangement or undertaking (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of its TopCo Covered Shares (other than its TopCo Covered Shares to be issued pursuant to the Subscription Agreements). Notwithstanding the foregoing, this Section 3(b) shall also not prohibit a Transfer of its TopCo Covered Shares (other than its TopCo Covered Shares to be issued pursuant to the Subscription Agreements) by it to any of its Affiliates; provided, that such Transfer shall be permitted only if, prior to or in connection with such Transfer, the transferee agrees in writing to assume all of the obligations of such Sponsor and Insider Party hereunder and to be bound by the terms of this Agreement.

3.

Miscellaneous. Except to the extent specifically amended or superseded by the terms of this Amendment, all of the provisions of the Sponsor Agreement shall remain in full force and effect to the extent in effect on the date hereof. This Amendment shall be governed by, and otherwise construed in accordance with, the terms of the Sponsor Agreement, as though the other provisions of this Amendment were set forth in the Sponsor Agreement. The Sponsor Agreement, as modified by this Amendment, constitutes the complete agreement between the parties and supersedes any prior written or oral agreements, writings, communications or understandings with respect to the subject matter hereof. This Amendment may be executed in counterparts (including by means of facsimile or scanned and emailed signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

YUCAIPA ACQUISITION MANAGER, LLC

By:	/s/ Robert Bermingham
Name: Robert Bermingham
Title: Vice President and Secretary

YUCAIPA ACQUISITION CORPORATION

By:	/s/ Ira Tochner
Name: Ira Tochner
Title: Chief Financial Officer and Chief Operating Officer

Signature Page to Sponsor Agreement Amendment

SIGNA SPORTS UNITED GMBH

By:	/s/ Stephan Zoll
Name: Stephan Zoll
Title: Managing Director

SIGNA SPORTS UNITED B.V.

By:	/s/ Stephan Zoll
Name: Stephan Zoll
Title: Board Member

Signature Page to Sponsor Agreement Amendment

By:	/s/ Ronald W. Burkle
Name: Ronald W. Burkle

By:	/s/ Ira Tochner
Name: Ira Tochner

By:	/s/ Christel Sicé
Name: Christel Sicé

By:	/s/ Yusef Jackson
Name: Yusef Jackson

Signature Page to Sponsor Agreement Amendment